USAA INCOME FUND
Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares
SUPPLEMENT DATED MARCH 8, 2018
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2017
This Supplement updates certain information contained in the above-dated prospectus for the USAA Income Fund (the Fund). Please review this important information carefully.
The disclosure under section “More Information on the Fund’s Investment Strategy” found on pages 9-11 is hereby deleted in its entirety and replaced with the following:
What is the Fund’s investment strategy?
The Fund invests its assets primarily in U.S. dollar-denominated fixed-income securities that have been selected for their high yields relative to the risk involved. The fixed-income securities in which the Fund invests include obligations of U.S., state, and local governments and their agencies and instrumentalities, mortgage- and asset-backed securities, corporate debt securities, and repurchase agreements. The Fund also may invest in income-producing common stock, preferred securities, and other securities believed to have debt-like characteristics.
The Fund may invest up to 65% of its assets in corporate bonds. The Fund may invest up to 20% of its assets in foreign securities, including non-dollar-denominated securities and emerging markets securities. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred as high-yield or “junk” bonds. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated in one of the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated. Measured at the time of purchase.
The Fund may use derivatives, such as futures, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to seek to enhance income, to protect the value of portfolio securities, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may seek to earn additional income through securities lending.
How are the decisions to buy and sell securities made?
We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by analyzing the interaction of these factors among the securities available in the market. We will sell a security if we believe that it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We may also sell a security if we are forced by market factors to raise money, or if we determine that an attractive replacement security is available. For equity securities, we select individual dividend-paying stocks when their dividend yields are close to bond yields, which implies undervaluation. We will sell such securities when their yields return to a normal relationship versus bonds through price appreciation.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98885-0318